Exhibit 99.1

1 CONFIDENTIAL | This Investor Presentation contains “forward - looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as "anticipate", "believe", “could”, “continue”, "expect", "estimate", “may”, "plan", "outlook", “future” and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, r ela te to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also re lat e to our future prospects, developments and business strategies. In particular, such forward - looking statements include statements concerning th e timing of the proposed merger (the “Merger”) of Intermex Holdings II, Inc. with and into a direct wholly owned subsidiary of FinTech Acquisition Corp. II (“FNTE”); the business plans, objectives, expectations and intentions of the public company once the transaction is complete, an d Intermex’s estimated and future results of operations, business strategies, competitive position, industry environment and potential gro wth opportunities. These statements are based on FNTE’s or Intermex’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Such forward - looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FNTE’s or Intermex’s control that could cause actual results to differ materially from the results discussed in the forward - looking statements. You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made, and FNTE and Intermex undertake no obligation to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise. FNTE will file with the SEC a Registration Statement on Form S - 4, which will include a preliminary proxy statement/prospectus of FNTE, in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockhol der s. FNTE’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, an d a mendments thereto, and the definitive proxy statement/prospectus in connection with FNTE’s solicitation of proxies for its stockholders ’ m eeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about FNTE, Intermex and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of FNTE as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S - 4 and the proxy statement/prospectus, wi thout charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FinTech Acquisition Corp. II, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: James J. McEntee, III. FNTE and its directors and officers may be deemed participants in the solicitation of proxies of FNTE’s stockholders with respect to the approval of the Merger. Information regarding FNTE’s directors and officers and a description of their interests in FNTE is contained in FNTE’s annual report on Form 10 - K for the fiscal year ended December 31, 2017, which was filed with the SEC, and will also be contained in the Registration Statement on Form S - 4 and the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, o r will be, available at the SEC’s website or by directing a request to FNTE as described above. In connection with the Merger, at any ti me prior to the special meeting to approve the Merger, certain existing FNTE stockholders, which may include certain of FNTE’s officers, dire cto rs and other affiliates, may enter into transactions with stockholders and other persons with respect to FNTE’s securities to provide such in vestors or other persons with incentives in connection with the approval and consummation of the Merger. While the exact nature of such incent ive s has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investor s a nd persons at nominal prices or prices other than fair market value. These stockholders will only effect such transactions when they are no t t hen aware of any material nonpublic information regarding FNTE, Intermex or their respective securities. The Intermex financial information provided in this Investor Presentation is unaudited. Legal Disclaimers